UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2017

NATIONAL ENERGY SERVICES REUNITED CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38091	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Blvd., Suite 730 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 925-3777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, NATIONAL ENERGY SERVICES REUNITED CORP. (“NESR” OR THE “COMPANY”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING NESR’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION TRANSACTIONS WITH GULF ENERGY SAOC (“GES”) AND NATIONAL PETROLEUM SERVICES (“NPS”), AS DESCRIBED HEREIN AND IN THE ATTACHED PRESS RELEASE.

STOCKHOLDERS OF NESR AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, NESR’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), IN CONNECTION WITH NESR’S SOLICITATION OF PROXIES FOR THE MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION TRANSACTIONS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ NESR’S REGISTRATION STATEMENT (FILE NO. 333-217006). WHEN AVAILABLE, NESR’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SECURITY HOLDERS OF NESR AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTIONS DESCRIBED IN THIS REPORT. SECURITY HOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: NESR HOLDING COMPANY, 777 POST OAK BLVD., SUITE 730, HOUSTON, TEXAS 77056. THESE DOCUMENTS, ONCE AVAILABLE, AND NESR’S REGISTRATION STATEMENT CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

PARTICIPANTS IN THE SOLICITATION

NESR AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATIONS OF PROXIES FROM NESR’S SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION TRANSACTIONS. INFORMATION REGARDING NESR’S DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS WILL BE CONTAINED IN THE PROXY STATEMENT RELATING TO THE TRANSACTIONS WITH GES AND NPS WHEN IT BECOMES AVAILABLE AND WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBIT HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES PURSUANT TO THE PROPOSED BUSINESS COMBINATION AND OTHER TRANSACTIONS DESCRIBED HEREIN OR OTHERWISE, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

THIS REPORT AND THE EXHIBIT HERETO INCLUDE CERTAIN STATEMENTS THAT MAY CONSTITUTE “FORWARD-LOOKING STATEMENTS” FOR PURPOSES OF THE FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS THAT REFER TO PROJECTIONS, FORECASTS OR OTHER CHARACTERIZATIONS OF FUTURE EVENTS OR CIRCUMSTANCES, INCLUDING ANY UNDERLYING ASSUMPTIONS. THE WORDS “ANTICIPATE,” “BELIEVE,” “CONTINUE,” “COULD,” “ESTIMATE,” “EXPECT,” “INTENDS,” “MAY,” “MIGHT,” “PLAN,” “POSSIBLE,” “POTENTIAL,” “PREDICT,” “PROJECT,” “SHOULD,” “WOULD” AND SIMILAR EXPRESSIONS MAY IDENTIFY FORWARD-LOOKING STATEMENTS, BUT THE ABSENCE OF THESE WORDS DOES NOT MEAN THAT A STATEMENT IS NOT FORWARD-LOOKING. FORWARD-LOOKING STATEMENTS MAY INCLUDE, FOR EXAMPLE, STATEMENTS ABOUT: THE PARTIES’ ABILITY TO EFFECT THE BUSINESS COMBINATION; THE BENEFITS OF THE BUSINESS COMBINATION; THE FUTURE FINANCIAL PERFORMANCE OF NESR FOLLOWING THE BUSINESS COMBINATION; AND CHANGES IN GES AND NPS STRATEGY, FUTURE OPERATIONS, FINANCIAL POSITION, ESTIMATED REVENUES, AND LOSSES, PROJECTED COSTS, PROSPECTS, PLANS AND OBJECTIVES OF MANAGEMENT.

THESE FORWARD-LOOKING STATEMENTS ARE BASED ON INFORMATION AVAILABLE AS OF THE DATE OF THIS PRESS RELEASE, AND CURRENT EXPECTATIONS, FORECASTS AND ASSUMPTIONS, AND INVOLVE A NUMBER OF JUDGMENTS, RISKS AND UNCERTAINTIES. ACCORDINGLY, FORWARD-LOOKING STATEMENTS SHOULD NOT BE RELIED UPON AS REPRESENTING NESR’S VIEWS AS OF ANY SUBSEQUENT DATE, AND NESR DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE THEY WERE MADE, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS MAY BE REQUIRED UNDER APPLICABLE SECURITIES LAWS. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. AS A RESULT OF A NUMBER OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, NESR’S ACTUAL RESULTS OR PERFORMANCE MAY BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. SOME FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER INCLUDE: (I) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD DELAY THE BUSINESS COMBINATION OR GIVE RISE TO THE TERMINATION OF THE DEFINITIVE AGREEMENTS RELATING TO THE BUSINESS COMBINATION; (II) THE OUTCOME OF ANY LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST NESR FOLLOWING ANNOUNCEMENT OF THE BUSINESS COMBINATION; (III) THE INABILITY TO COMPLETE THE BUSINESS COMBINATION DUE TO THE FAILURE TO OBTAIN APPROVAL OF THE STOCKHOLDERS OF NESR, OR OTHER CONDITIONS TO CLOSING IN THE DEFINITIVE AGREEMENTS RELATING TO THE BUSINESS COMBINATION; (IV) THE RISK THAT THE PROPOSED BUSINESS COMBINATION DISRUPTS CURRENT PLANS AND OPERATIONS OF NESR, NPS OR GES AS A RESULT OF THE ANNOUNCEMENT AND CONSUMMATION OF THE BUSINESS COMBINATION; (V) NESR’S ABILITY TO REALIZE THE ANTICIPATED BENEFITS OF THE BUSINESS COMBINATION, WHICH MAY BE AFFECTED BY, AMONG OTHER THINGS, COMPETITION AND THE ABILITY OF NESR TO GROW AND MANAGE GROWTH PROFITABLY FOLLOWING THE BUSINESS COMBINATION; (VI) COSTS RELATED TO THE BUSINESS COMBINATION; (VII) CHANGES IN APPLICABLE LAWS OR REGULATIONS; AND (VIII) THE POSSIBILITY THAT NESR, NPS OR GES MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN NESR’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING NESR, GES AND NPS, THE TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO NESR, GES, NPS, AND GES’ AND NPS’ SHAREHOLDERS OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE.

Item 1.01 Entry Into A Material Definitive Agreement.

On November 12, 2017, National Energy Services Reunited Corp., a British Virgin Islands company (the “Company” or “NESR”), entered into the following agreements (the “Transactions”) to acquire the shares of two independent oil field service companies operating in the Middle East and North Africa, Gulf Energy S.A.O.C. (“Gulf Energy”) and NPS Holdings, Ltd. (“NPS”):

●	a Stock Purchase Agreement (“NPS SPA”) entered among NESR and Hana Investments Co. WLL (“HIC”), as purchasers, two individuals and four private equity funds owning all the shares of NPS (collectively, the “Selling Stockholders”), and NPS, pursuant to which the Selling Stockholders agreed to sell to the Company and HIC, in a separate closing for each purchaser, 100% of the NPS shares, and pursuant to which HIC agreed to exchange its portion of the acquired NPS shares for NESR shares valued at $11.244 per share at the time that NESR completes its closing of the Transaction (the “Closing”)after obtaining shareholder approval ;

●	a Form of Relationship Agreement (the “ANI Relationship Agreement”) with Al Nowais Investments LLC (“ANI”), pursuant to which the Company agrees, until such time as ANI or its affiliates no longer hold at least 50% of the number of NESR ordinary shares acquired pursuant to the NPS SPA, to (i) nominate to the Company’s Board of Directors (the “Board”) a person designated by ANI and (ii) permit one additional representative of ANI to observe the meetings of the Board in a non-voting capacity;

●	a Form of Relationship Agreement (the “WAHA Relationship Agreement”) with WAHA Finance Company (“WAHA”) pursuant to which the Company agrees, until such time as WAHA or its affiliates no longer hold at least 50% of the number of NESR ordinary shares acquired pursuant to the NPS SPA, to (i) nominate to the Board a person designated by WAHA and (ii) permit one additional representative of WAHA to observe the meetings of the Board in a non-voting capacity;

●	a Stock Purchase Agreement (“Gulf Energy SPA” and together with the NPS SPA, the “SPAs”) among the Company and Mubadarah Investments LLC (“Seller”), Hilal Al Busaidy (“Hilal”), Yasser Said Al Barami (“Yasser” and together with Hilal, the “Founders”), whereby the Company will acquire 61% of the outstanding shares of Gulf Energy through a stock exchange for NESR ordinary shares valued at $10.00 per share;

●	a Contribution Agreement (“SV3 Contribution Agreement”“) between the Company and SV3 Holdings, Pte Ltd (“SV3”), pursuant to which the Company will acquire 27.3% of Gulf Energy shares from SV3 (the “SV3 Contribution”) in exchange for NESR ordinary shares valued at $10.00 per share;

●	a Shares Exchange Agreement (“Shares Exchange Agreement”) between the Company and NESR Holdings Ltd., a British Virgin Island company (“Sponsor”), whereby Sponsor will assign 11.7% of the outstanding shares of Gulf Energy to the Company in exchange for the Company assuming certain outstanding liabilities of the Sponsor; and

●	a Voting Agreement with SV3 (“SV3 Voting Agreement”), relating to the Company’s agreement to nominate for election to the Board a nominee of SV3 and to allow at least one additional observer to attend Board meetings so long as SV3 and its affiliates maintain a certain percentage of NESR shares that SV3 and its affiliates will acquire pursuant to the SV3 Contribution Agreement.

The Board has approved the Transactions, partially relying on an opinion of JP Morgan, its financial advisor, as to the fairness of the total price paid for the combined entities. NESR will submit to the Securities and Exchange Commission in the coming weeks a Proxy Statement (the “Proxy”) for soliciting a vote of the shareholders of NESR to approve the Transactions and thus qualify to release the funds from the NESR trust, less any amounts that are returned pursuant to demands for redemption by any NESR shareholders, to complete the acquisitions (such acquisitions, together, the “Business Combination”).

The NPS Transaction

NPS SPA

The Selling Stockholders agreed pursuant to the NPS SPA to sell to NESR and HIC 100% of the 370,000,000 outstanding NPS shares in two (2) separate closings. The total consideration to be paid to Selling Stockholders, assuming no NPS Leakage (defined below) adjustments, will be $442.8 million in cash plus 11,318,827 ordinary shares of NESR valued at $10.00 per share. Selling Stockholders have elected to receive a distribution out of certain receivables proceeds from NPS, expected to be paid before the NESR Closing, of $48 million (the “Receivable Proceeds”).

First Closing. HIC has agreed in the NPS SPA to pay $150 million of the total cash requirements to certain Selling Shareholders to purchase 83,660,878 shares of NPS. The Selling Stockholders mutually agreed on the proportion of cash to be received by each of the Stockholders and on the allocation of NESR shares to be received among the Selling Stockholders who would remain shareholders in NESR through the NESR Closing.

Second Closing. Upon approval by the shareholders of NESR, NESR agrees to buy the remaining outstanding NPS shares by (i) paying the remaining $292.8 million cash required and (ii) ordinary shares of NESR stock valued at $10.00 per share for the balance of the purchase price, adjusted for any NPS Leakage. “NPS Leakage” is defined in the NPS SPA to cover transfers or removals of assets from NPS for the benefit of the Selling Stockholders, other than Receivable Proceeds. The date of closing shall be the “NESR Closing Date”.

Contemporaneously on the NESR Closing Date, HIC shall transfer the 83,660,878 NPS shares it acquired from Selling Stockholders to NESR in exchange for NESR shares valued at $11.244 per share, which will result in issuance of 13,340,448 NESR shares to HIC.

Earnout Consideration. Potential earn-out mechanisms enable the Selling Stockholders to receive additional consideration after the NESR Closing Date as follows:

➢	Cash Earn-Out: NESR agreed to pay an additional $7,572,444 in cash payable upon renewal of a major customer contract by NPS or its subsidiaries, provided the renewal is on materially the same terms. Such customer contract will not be deemed to be renewed on materially the same terms if some services are excluded or prices are materially reduced from the prior year upon renewal.

➢	Equity Stock Earn-Out: Up to 1,671,704 shares of NESR stock would be issued to the Selling Stockholders that exchange their shares for NESR stock, if the 2018 EBITDA of NESR satisfies scheduled financial thresholds.

➢	Second Equity Stock Earn-Out: Up to an additional 1,671,704 shares of NESR stock would be issued to the Selling Stockholders if the 2018 EBITDA of NESR satisfies scheduled thresholds higher than first Equity Stock Earn-Out financial thresholds.

NESR is subject to certain penalties for delays in receiving shareholder approval to complete the Business Combination. The Selling Shareholders have negotiated a “Ticking Fee” that will begin to accrue daily on cash not paid by December 31, 2017. If the Business Combination does not occur by December 31, 2017, the daily Ticking Fee for NESR’s cash consideration is about $147,300. HIC controls when it chooses to close prior to the NESR Closing Date, but if HIC chooses not to close until after December 31, 2017, HIC’s daily Ticking Fee will be approximately $75,500. There is no Ticking Fee on the equity portion of the consideration received by the reinvesting Selling Stockholders.

Management Alignment/Lock Up

The NPS SPA imposes a contractual restriction upon NESR management’s ability to sell or transfer legal title to any of the shares of NESR stock (“Sponsor Stock”) acquired by Sponsor upon formation of NESR and owned beneficially for the original management group. The Sponsor previously agreed in connection with NESR’s initial public offering to prohibit sales for one year until the stock price exceeds $12.00 per share. The NPS SPA imposes further restrictions for a period of one year from the NESR Closing Date only to permit the sale of 50% of the Sponsor Stock after the average trading value of NESR stock exceeds $12.00 per share, then permits the sale of up to 75% of the Sponsor Stock when the price of NESR stock exceeds $15.00, and the balance of the shares may be traded after the share price exceeds $17.50.

Other Lock-Up Agreements

Pursuant to the ANI Relationship Agreement and the WAHA Relationship Agreement, each of ANI and WAHA and their affiliates agreed not to sell the shares acquired pursuant to the NPS SPA for six months after the NESR Closing Date.

Voting Rights

During the 2018 earn-out period, the Selling Stockholders shall have the right under the NPS SPA to require NESR to appoint, at their option, either a director or an observer to the Board, with the right to attend all meetings.

In addition, two of the Selling Stockholders have agreed to enter into the ANI Relationship Agreement and the WAHA Relationship Agreement. Pursuant to each of those contracts to be signed at the NESR Closing Date, NESR will nominate to its Board at its 2018 annual general meeting of shareholders (“2018 AGM”), a person nominated by each of those two parties, and immediately after the NESR Closing Date, NESR shall invite a representative of both ANI and WAHA (“Board Observer”), as designated by the respective company in its own discretion, to attend all meetings of the Board, in a non-voting observer capacity and shall give such Board Observers copies of all notices, minutes, consents, and other materials that NESR provides to its Board as permitted by law. The ANI and WAHA Relationship Agreements also set forth that if their respective nominee is not elected at the 2018 AGM, then they may each recommend the appointment of a nominee for appointment to the Board at the next shareholders meeting. This right to nominate a Board member and appoint a Board Observer shall be retained as long as the respective shareholder holds 50% of the shares that it acquired pursuant to the NPS SPA.

Preemptive Right to Provide Capital

Pursuant to the NPS SPA, the reinvesting Selling Stockholders (that accepted NESR shares) have the right of first refusal to provide up to 50% of any equity financing offered by NESR prior to the NESR Closing Date. When the offer is presented, it must be accepted within 48 hours or will be waived.

Nonsolicitation, Noncompete

For one year after the NESR Closing, the Selling Stockholders are prohibited from soliciting NPS employees and from competing with material customers or suppliers of NPS.

The Gulf Energy Transaction

Gulf Energy SPA

On November 12, 2017, the Gulf Energy SPA was entered by which NESR contracted to acquire 61% of the outstanding shares of Gulf Energy for a valuation of $184.8 million through a stock exchange for NESR ordinary shares valued at $10.00 per share. The Gulf Energy SPA was entered upon approval by the NESR Board subject to approval by the shareholders of NESR authorizing the Business Combination. The Gulf Energy SPA provides that the purchase price shall be reduced to the extent that the “Net Debt” in the company (i.e. bank debt less liquid assets) exceeds $47,200,000 at the NESR Closing Date and to the extent of any Gulf Energy Leakage. “Gulf Energy Leakage” is defined in the Gulf Energy SPA as any dividend distributions or payments to or for the benefit of the selling stockholders or certain other transactions that would reduce the value of the company, such as discharge of receivables or transactions not on an arm’s-length basis. The Gulf Energy SPA contains substantial seller warranties regarding the stock and the financial condition of Gulf Energy.

Contribution Agreement of SV3’s 27.3% Shares

SV3 and NESR entered into the SV3 Contribution Agreement by which SV3 agreed to contribute its 27.3% of Gulf Energy shares to NESR in exchange for NESR shares at an agreed valuation of $10.00 per NESR share for the net price paid by SV3 to acquire the Gulf Energy shares. In October 2017, SV3 closed on the purchase of 136,500 shares of Gulf Energy stock from Seller and Founders, which is 27.3% of the outstanding stock of Gulf Energy, for $68.25 million. The proceeds were used to pay approximately $40 million of outstanding debt to National Bank of Oman (“NBO”) incurred by the Seller, which had been guaranteed by Gulf Energy.

Minority Interests Acquisitions/ Shares Exchange Agreement

Sponsor contracted with Seller and NBO to acquire for cash 58,500 shares of Gulf Energy, which is 11.7% of the outstanding stock of Gulf Energy, for a total purchase price of $29.2 million. Sponsor organized financing of the acquisition of the 11.7% through agreements (“Loan Contracts”) with a series of twelve private investment, private equity lenders (“Investors”). Not all Loan Contracts have been funded, so the purchase of these shares has not been completed by Sponsor. Sponsor contracted to acquire 5% of the Gulf Energy shares from NBO for $12.5 million, plus transfer fees, and completed that purchase on or about October 8, 2017. Seller agreed to sell 6.7% of the Gulf Energy shares to Sponsor for a purchase price of $16.7 million plus transaction fees and costs. Nine of the Investors will provide the total purchase price to acquire 55,100 shares of Gulf Energy. Two of the Investors are affiliates, Antonio Jose Campo Mejia and Round Up Resource Service, Inc., a company controlled by Thomas Wood, have funded Sponsor with $1.2 million to acquire 2,400 shares and $500,000 to acquire 1,000 shares respectively.

Each Investor with existing agreements has agreed that Sponsor can assign the Loan Contracts to NESR if the shareholders of NESR approve the Transactions. Each Investor agreed to accept in repayment of the Loan Contracts either an assignment of NESR ordinary shares at a valuation of $10.00 per share (subject to their independent consent after review of the proxy statement submitted to all NESR shareholders), payment in cash, or an assignment of the Gulf Energy shares acquired with their respective advances. All Loan Contracts have similar terms, but interest for payment ranges from zero to 14.4 percent per annum from the respective loan dates.

NESR executed with Sponsor the Shares Exchange Agreement by which, subject to receiving approval by NESR shareholders for the Transactions, Sponsor agreed to assign all 58,500 shares of Gulf Energy acquired to NESR, and NESR will at that time assume the obligation to satisfy the Loan Contracts. Unless any Investor elects not to accept NESR shares to satisfy the debt, NESR will issue NESR shares to the Investors to satisfy the debt.

Voting Rights

The Gulf Energy SPA provides a contractual right for the two Founders to be appointed to the NESR Board.

Also in connection with the Gulf Energy acquisition, the SV3 Voting Agreement shall be executed upon approval by the shareholders of NESR in the Proxy. The SV3 Voting Agreement provides that the Board of NESR will nominate for election to NESR’s Board a person nominated by SV3 (“SV3 Director”), and SV3 shall be entitled to have two representatives (“SV3 Board Observers”) attend (either in person or telephonically) all meetings of the Board in a nonvoting capacity, as long as SV3 and its private equity owners continue to hold at least 60% of the total number of NESR shares acquired pursuant to the SV3 Contribution Agreement. SV3 has the right to remove such SV3 Director (with or without cause). The rights of an SV3 Board Observer will include the rights to participate in discussions of the Board, to receive notice of the meetings of the Board, and to receive copies of all notices, minutes, written consents, and other materials received by the members Board, as permitted by law. However, if an SV3 Director is duly elected and serving, SV3 shall only have the right to designate one SV3 Board Observer. Furthermore, if SV3 owns less than 60% of the outstanding NESR shares but more than 1% of the total outstanding shares of NESR, then SV3 shall only have the right to designate one SV3 Board Observer. Sponsor agreed to vote its shares in NESR to support election of the SV3 nominee to the Board.

Non-Compete

The Founders of Gulf Energy have executed a Non-Compete and Non-Disclosure Agreement and have agreed to provide advisory services to NESR for five (5) years. Furthermore, pursuant to separate Waiver of Termination Fees Agreements (“Waiver Agreements”), each Founder agreed to waive their right to substantial severance payments triggered either by the event of the termination of their employment or change of control. Pursuant to these commitments and replacing prior compensation structure, the Founders will each receive annual payments of $1 million over the course of 5 years.

Representations, Warranties, and Covenants

The Gulf Energy SPA contains customary indemnifications, representations and warranties by the parties thereto. The Selling Stockholders under the NPS SPA only warrant title to the 370 million shares, authority and power to sell, and similar warranties of rights to deliver stock ownership unencumbered. The NPS SPA does not have any mechanism for adjusting the purchase price post-closing in the event of undisclosed or contingent liabilities except for Leakage.

Conditions to the Parties’ Obligations to Consummate the Transactions

NESR’s obligation to perform under all of the Transactions documents is subject to an affirmative vote by a majority of its shareholders to approve the Transactions.

Registration Rights

The SPAs contemplate the execution by the parties of various agreements at the NESR Closing Date, including among others, registration rights agreements for the resale of the shares to be issued to two of the Selling Stockholders, to the Backstop Provider (defined below), and to SV3. The Sponsor and the two Selling Stockholders that are parties to the WAHA Relationship Agreement and ANI Relationship Agreement will be entitled to registration rights pursuant to the Amended and Restated Registration Rights Agreement. The Sponsor is entitled to make three demands that NESR register its securities. WAHA and ANI are entitled to two demands. In addition, the Sponsor, WAHA, and ANI have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Business Combination. NESR will bear the expenses incurred in connection with the filing of any such registration statements.

In addition, pursuant to the SV3 Contribution Agreement, SV3 has one demand registration right and piggyback registration rights on terms consistent with the Amended and Restated Registration Rights Agreement, including any amendment thereof.

Other Ancillary Agreements

The SPAs are filed as Exhibits 10.1 and 10.5 respectively, to this Current Report on Form 8-K (this “Current Report”). The foregoing descriptions of all Transactions agreements are qualified in their entirety by reference to all exhibits to the Current Report. The SPAs are filed herewith to provide investors with information regarding their respective terms, and are not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the SPAs were made as of the date of the SPAs only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the SPAs. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the SPAs. Moreover, certain representations and warranties in the SPAs may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact.

Other Arrangements

In connection with the Transactions, the Company is contemplating entering into a forward purchase agreement for up to $150 million (the “Forward Purchase Agreement”) with an unaffiliated third party investment firm (“Backstop Provider”), pursuant to which the Company would have the right to draw down as much as $100 million as a backstop to replace capital removed by any redeeming shareholders. The Company would be selling ordinary shares to the Backstop Provider at $10.00 per share for $70 million as a minimum. The balance of the $100 million not used as backstop above $70 million (consequently up to a maximum of $30 million), and an additional $50 million, may be provided towards working capital as needed, including to complete the Business Combination. The proposed terms would be to sell shares of NESR to Backstop Provider, at $10.00 per share for capital used as backstop and at a price of $11.244 for capital used otherwise for M&A and working capital purposes. The Backstop Provider will have no obligation until definitive agreements are entered. NESR expects the definitive terms of the Forward Purchase Agreement to be negotiated and agreed before filing the Proxy Statement.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Closing, and as described in more detail in Item 1.01 of this Current Report, the Company expects to issue its ordinary shares to (i) SV3, (ii) HIC, (iii) the Selling Stockholders, (iv) Seller, (v) Founders, (vi) the Backstop Provider, and (vii) the Investors. The ordinary shares to be issued will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

Commencing shortly after the filing of this Current Report on Form 8-K, the Company intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing the Company’s securities, in connection with the proposed business combination transactions with GES and NPS described Item 1.01 above. Attached as Exhibit 99.1 to this report is the investor presentation that will be used by NESR, GES and NPS in making such presentations.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit

10.1	Stock Purchase Agreement, dated as of November 12, 2017, by and among National Energy Services Reunited Corp., Hana Investments Co. WLL, NPS Holdings Ltd and the selling stockholders signatory thereto.

10.2	Form of Relationship Agreement by and between National Energy Services Reunited Corp and WAHA.

10.3	Form of Relationship Agreement by and between National Energy Services Reunited Corp and AL Nowais Investments LLC.

10.4	Form of Amended and Restated Registration Rights Agreement, by and among National Energy Services Reunited Corp, NESR Holdings Ltd., and each of the other signatories thereto.

10.5	Agreement for the Sale and Purchase of Shares, dated as of November 12, 2017, by and among Mubadarah Investments LLC, Hilal Al Busaidy, Yasser Said Al Barami and National Energy Services Reunited Corp.

10.6	Contribution Agreement, dated as of November 12, 2017, by and between SV3 Holdings Pte Ltd. and National Energy Services Reunited Corp.

10.7	Form of Voting Agreement by and among National Energy Services Reunited Corp, NESR Holdings Ltd. and SV3 Pte Ltd.

10.8	Shares Exchange Agreement, dated as of November 12, 2017, by and between NESR Holdings Ltd. and National Energy Services Reunited.

10.9	Loan Agreement, dated as of September 21, 2017, by and among NESR Holdings Ltd. and Antonio Jose Campo Mejia.

10.10	Loan Agreement, dated as of September 21, 2017, by and among NESR Holdings Ltd. and Round Up Resource Service, Inc..

99.1	Investor Presentation – November 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2017

NATIONAL ENERGY SERVICES REUNITED CORP.

By:	/s/ Sherif Foda
Name: Sherif Foda
Title: Chief Executive Officer